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                                                                    Exhibit 10.2
                                 GSI West, Inc.
                                735 Bryant Street
                             San Francisco, CA 94107


                               September 10, 2001

Damon Mintzer
President and Chief Operating Officer
Global-QVC Solutions, Inc.
11965 Venice Boulevard
Suite 408
Los Angeles, CA 90403


Dear Damon:

     Reference is made to the Personal Services Agreement (the "Agreement"), dated June 12, 2001, between GSI West, Inc. (the "Employer") and Damon Mintzer ("Executive").

     Intending to be legally bound, Executive and Employer agree as follows:

     1. All references to "90 days" or the "90/th/ day" in Section 4.7 of the Agreement are hereby changed to "180 days" and the "180/th/ day", respectively. The reference to the "105/th/ day" in Section 4.7 of the Agreement is hereby changed to the "185/th/ day".

     2.   All other terms and conditions of the Agreement will remain unchanged.

     Please indicate your agreement with the foregoing by signing the enclosed copy of this letter where indicated below, and returning it to Employer.


                                                Sincerely,

                                                GSI West, Inc.


                                                By:  /s/ Arthur H. Miller
                                                     ---------------------------
                                                     Name: Arthur H. Miller
                                                     Title: EVP


AGREED TO AND ACCEPTED:


/s/ Damon Mintzer
--------------------
Damon Mintzer